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                                                                    Exhibit 10.2


                             SUBSCRIPTION AGREEMENT

                                                                October 20, 1999

Princeton Video Image, Inc.
15 Princess Road
Lawrenceville, NJ 08648

Ladies/Gentlemen:

         1. Subscription, Purchase and Closing; Purchase Price Adjustment.

                  1.1 The undersigned ("Subscriber"), intending to be legally bound, hereby subscribes for and agrees to purchase the number of shares (the "Shares") of the Common Stock, no par value per share (the "Common Stock"), of Princeton Video Image, Inc., a New Jersey corporation (the "Company"), indicated on the signature page hereto, at a price of $5.50 per share (the "Purchase Price") and upon the terms and conditions set forth in this subscription agreement (this "Agreement").

                  1.2 The Shares subscribed for hereby shall not be deemed owned by Subscriber, nor shall Subscriber be deemed a holder of securities of the Company until this subscription has been accepted by the Company and the Purchase Price for the Shares subscribed for has been paid. Subscriber understands and agrees that the Company reserves the right to reject this subscription for the Shares in whole or in part, in its sole discretion, at any time through the Closing Date (as that term is defined in Section 1.5). This subscription is subject to allotment. If subscription for the Shares is oversubscribed, the Company will determine which subscriptions shall be accepted, in whole or in part.

                  1.3 In the event of rejection of this subscription, or in the event the sale of the Shares is not consummated for any reason (in which event this Agreement shall be deemed to be rejected), this Agreement shall have no force or effect.

                  1.4 Subscriber hereby agrees to deliver the Purchase Price required to purchase the number of Shares subscribed for hereunder, as that amount may be reduced pursuant to Section 1.2 hereof, on the Closing Date set by the Company pursuant to Section 1.5 hereof.

                  1.5 The closing of the transactions contemplated herein (the "Closing") shall take place at such time as the Company and Allen & Company Incorporated, as placement agent (the "Placement Agent"), shall determine. The Placement Agent shall establish and inform Subscriber of the closing date for such subscription (the "Closing Date") and the date upon which the Purchase Price shall be delivered to the Company.


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                  1.6 Payment of the full Purchase Price for the Shares to be purchased shall be made on the Closing Date by wire transfer of immediately available funds or at such other time and by such other means as the Company shall approve. The Company or the Placement Agent will notify Subscriber as to payment instructions. Upon the Closing Date, certificates representing the Shares purchased by Subscriber will be delivered by the Company to Subscriber.

         2. Representations, Warranties and Agreements of Subscriber. Subscriber hereby represents and warrants to the Company, and hereby covenants and agrees with the Company, (such representations, warranties, covenants and agreements to survive the Closing Date) as follows:

                           (a) Subscriber has full power and authority to enter into this Agreement and to perform its obligations hereunder. All requisite action on the part of Subscriber necessary for the authorization, execution, delivery and performance of Subscriber's obligations under this Agreement and for the purchase of the Shares has been taken, and this Agreement, when executed by a duly authorized officer of Subscriber, will be a valid and binding agreement of Subscriber, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws and legal and equitable principles limiting or affecting the rights of creditors generally and/or (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law, and except as rights to indemnification hereunder may be limited by Federal or state securities laws.

                           (b) Subscriber has carefully read this Agreement and, to the extent Subscriber believes necessary, has discussed with Subscriber's counsel and other professional advisor(s) the representations, warranties, covenants and agreements which Subscriber makes by signing it, and any applicable limitations upon Subscriber's transfer of the Shares issuable thereunder. Subscriber acknowledges that Subscriber has not relied upon the legal counsel or accountants for the Company regarding the transactions contemplated by this Agreement, and Subscriber has been advised to engage separate legal counsel and accountants to represent Subscriber's individual interest and advise Subscriber regarding the structure of, and risks associated with, such transactions.

                           (c) Subscriber understands that as a publicly traded company, the Company files with the Securities and Exchange Commission (the "SEC") various reports, including quarterly and annual financial statements, annual reports to shareholders, and proxy statements, and that all of such reports, statements and information are available to the public, including Subscriber, from the SEC and directly from the Company. Subscriber acknowledges that the Company has delivered to Subscriber within a reasonable time prior to the execution of this Subscription Agreement a copy of the following: (i) the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1999 (without exhibits); (ii) the Company's Current Reports on Form 8-K since June 30, 1999 (without exhibits); (iii) the Company's press releases since June 30, 1999; (iv) certain Risk Factors relating to the transactions contemplated hereunder which are attached hereto as Exhibit A; and (v) such other documents, including exhibits to the foregoing reports on Forms 10-KSB and 8-K, as Subscriber (and Subscriber's attorney, accountant and/or other advisors) deemed pertinent in order for Subscriber to


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         make an informed investment decision (the documents identified in clauses (i) through (v) herein are collectively referred to herein as the "Documents"). The Documents contain "forward-looking statements" about business strategies, market potential, future financial performance and other matters. These forward-looking statements are predictions. No assurances can be given that the future results indicated, whether expressed or implied, will be achieved. Consequently, the inclusion of forward-looking statements in the Documents should not be regarded as a representation by the Company or any other person that these estimates will be realized, and actual results may vary materially.

                           Subscriber further acknowledges that Subscriber is entering into this Agreement solely on the basis of information contained in the Documents and not on the basis of any information, representations or agreements made by any other person, and that no representations or warranties of any nature have been made to Subscriber with respect to the ultimate economic consequences or tax consequences of Subscriber's investment in the Company. Subscriber acknowledges that any forecasted financial data which may have been given to Subscriber is for illustration purposes only and no assurance is given that actual results will correspond with the results contemplated in any such data.

                           (d) Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and, to the extent deemed necessary, Subscriber has asked such questions and received satisfactory answers and desires to invest in the Company. In evaluating the suitability of an investment in the Company, Subscriber has not relied upon any representations or other information (whether oral or written) other than as set forth in this Agreement or as contained in any documents delivered or answers given in writing by the Company to questions furnished to the Company. Subscriber has been advised and acknowledges that no Federal or state agency has made any finding or determination as to the fairness or merits of an investment in the Company and that no such agency has made any recommendation or endorsement whatsoever with respect to such an investment.

                           (e) Subscriber is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"). For this purpose, Subscriber understands that an "accredited investor" includes:

                                     (i) any individual who: (A) has a net worth
                  (with spouse) in excess of $1 million; or (B) has had an individual income in excess of $200,000 (or joint income with spouse in excess of $300,000) in each of the two most recent years and who reasonably expects the same income level for the current year; or (C) who is an executive officer or director of the Company;

                                    (ii) any entity in which all of the equity
                  owners or partners are "accredited investors"; or


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                                   (iii) any corporation or partnership with
                  total assets in excess of $5,000,000 that was not formed for the specific purpose of purchasing the securities subscribed hereunder.

                           (f) Subscriber considers himself/herself/itself to be a sophisticated investor in companies similarly situated to the Company, and Subscriber has substantial knowledge and experience in financial and business matters (including knowledge of finance, securities and investments, generally, and experience and skill in investments based on actual participation) such that Subscriber is capable of evaluating the merits and risks of the prospective investment in the Company.

                           (g) Subscriber's current address and, if Subscriber is an entity, Subscriber's state of incorporation or organization, are as set forth on the signature page hereof. If Subscriber is an entity which does not meet the classification set forth under Section 2(e)(iii) above, each of Subscriber's equity owners and/or partners has the same state of residence as the Subscriber's state of organization and none of Subscriber's equity owners and/or partners has any present intention of moving from such state of residency.

                           (h) Subscriber has been advised and acknowledges that the issuance of the Shares will not be registered under the Securities Act, in reliance upon the exemption(s) from registration promulgated thereunder, and, therefore, are "restricted securities." Subscriber also acknowledges that the issuance of the Shares will not be registered under the securities laws of any state. Consequently, Subscriber agrees that the Shares cannot be resold unless they are registered under the Securities Act and applicable state securities laws, or unless an exemption from such registration requirements is available. Subscriber has been advised and acknowledges that the Company is under no obligation to take any action necessary in order to make available any exemption for the transfer of the Shares without registration.

                           (i) Subscriber is purchasing the Shares solely for Subscriber's own account and not as nominee for, representative of, or otherwise on behalf of, any other person. Subscriber is purchasing the Shares with the intention of holding the Shares for investment, with no present intention of participating directly or indirectly in a subsequent public distribution of the Shares unless registered under the Securities Act and applicable state securities laws, or unless an exemption from such registration requirements is available. Subscriber shall not make any sale, transfer or other disposition of the Shares in violation of state or Federal law.

                           (j) Subscriber has been advised that there is no assurance than an active market for the Shares will continue in the future. Subscriber is aware that Subscriber's investment in the Company is speculative and involves a high degree of risk of loss arising from, among other things, substantial market, operational, competitive and other risks, and, having made Subscriber's own evaluation of the risks associated with this investment, including, without limitation, those set forth on Exhibit A, Subscriber is aware and Subscriber has been advised that Subscriber must bear the economic risks of a purchase of the Shares indefinitely.


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                           (k) Subscriber acknowledges that the Shares were not
         offered to Subscriber by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, or
         (ii) any seminar or meeting to which Subscriber was invited by any of the foregoing means of communication.

                           (l) Subscriber understands and agrees that the Company, and all current and future stockholders of the Company, are relying on the agreements and representations contained herein.

                           (m) In connection with the purchase of the Shares by Subscriber, Subscriber has not and will not pay, and has no knowledge of the payment of, any commission or other direct or indirect remuneration to any person or entity for soliciting or otherwise coordinating the purchase of the Shares, except for fees paid to the Placement Agent.

                           (n) Subscriber has been advised and agrees that there will be placed on any certificates representing the Shares, or any substitution(s) thereof, a legend stating in substance the following (and including any restrictions or conditions that may be required by any applicable state law), and Subscriber has been advised and further agrees that the Company will refuse to permit the transfer of the Shares out of Subscriber's name in the absence of compliance with the terms of such legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities laws and may not be sold, pledged, transferred, assigned or otherwise disposed of except in accordance with such Act and the rules and regulations thereunder and in accordance with applicable state securities laws. The Company will transfer such shares only upon receipt of evidence satisfactory to the Company, which may include an opinion of counsel, that the registration provisions of such Act have been compiled with or that such registration is not required and that such transfer will not violate any applicable state securities laws."

                           (o) Subscriber is aware that the Company may offer and sell additional shares of Common Stock in the future, thereby diluting Subscriber's percentage equity ownership of the Company.

                           (p) The Subscriber is familiar with Regulation M promulgated under the Securities Exchange Act of 1934, a copy of which is attached hereto as Exhibit B, and is in full compliance with the provisions thereof with respect to the transactions contemplated hereby.


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         3. Representations and Warranties of the Company. As used in this
Section 4, the following capitalized terms shall have the meanings set forth below:

                  "Contract" means any agreement, indenture, lease, sublease, license, sublicense, promissory note, evidence of indebtedness, insurance policy, annuity, mortgage, restriction, commitment, obligation or other contract, agreement or instrument (whether written or oral).

                  "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

                  "Material Adverse Change" or "Material Adverse Effect" means, with respect to any Person, any change or effect that is or is reasonably likely to be materially adverse to the financial condition, business, prospects or results of operations of such Person.

                  "Person(s)" means any individual, sole proprietorship, partnership, joint venture, trust, limited liability company, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  Subscriber is subscribing for the Shares based upon the following representations and warranties of the Company, which the Company hereby confirms by accepting this subscription:

                           (a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has the corporate power to own and/or lease its properties and to conduct its business in the places where such properties are now owned, leased or operated or such business is presently conducted. The Company is duly qualified and licensed as a foreign corporation in additional jurisdictions in which it owns or leases real property or in which its operations or activities would otherwise require such qualification.

                           (b) Authorization. The execution, delivery and performance of this Agreement by the Company has been duly and validly authorized and approved by its Board of Directors, and this Agreement, when executed by a duly authorized officer of this Company, will be a valid and binding agreement of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws and legal and equitable principles limiting or affecting the rights of creditors generally and/or (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law, and except as rights to indemnification hereunder may be limited by Federal or state securities laws.

                           (c) Capitalization. The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, no par value per share and 1,000,000 shares of Preferred Stock of which 167,000 shares have been designated as Series A Redeemable Preferred Stock, par value $4.50 ("Series A Preferred Stock") and 93,300


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         shares have been designated as Series B Redeemable Preferred Stock, par value $5.00 ("Series B Preferred Stock"). All issued and outstanding shares of capital stock of the Company have been, and as of the Closing Date will be, duly authorized and validly issued and are fully paid and non-assessable. As of September 10, 1999, 8,213,805 shares of Common Stock, 67,600 shares of Series A Preferred Stock and 86,041 shares of Series B Preferred Stock are issued and outstanding. Since September
         10, 1999, any changes in the Company's capitalization are the result of the issuance of a de minimis number of shares of Common Stock upon the exercise of certain options. The Company has a Stock Option Plan, pursuant to which the Company may issue options to acquire up to an aggregate of 2,160,000 shares of Common Stock to its directors, officers, consultants and employees. As of September 10, 1999, options for 1,078,931 shares of Common Stock were exercisable under this plan and warrants for 1,122,130 shares of Common Stock were outstanding.

                           (d) No Violations; Defaults. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not (i) violate, result (with the lapse of time or giving of notice, or both) in a violation of, conflict with, or constitute a default under, or permit the termination or acceleration of the maturity of, any material indebtedness or material obligation of the Company; (ii) violate, result (with the lapse of time or giving of notice, or both) in a violation of, conflict with or constitute a default under, any material term of, or permit the termination of, any material note, mortgage, indenture, license, agreement, contract, arrangement, understanding or other instrument to which the Company is a party, or by which it is bound, or the Articles of Incorporation or By-Laws of the Company; (iii) except as contemplated by this Agreement or where the absence would not have a material adverse effect on the Company or its subsidiaries, taken as a whole, require consent, approval, waiver or authorization from or registration or filing with any party, including but not limited to any party to any material agreement to which the Company is a party or by which it is bound or by any regulatory or governmental agency, body or entity (except as obtained prior to the Closing); or (iv) violate any statute, law, rule, regulation or ordinance, or any judgment, decree, order, regulation or rule of any court, tribunal, administrative or governmental agency, body or entity to which the Company or its properties are subject.

                           (e) Validity of Securities. The Shares, when issued in accordance with the terms and conditions hereof, will be duly authorized, validly issued, fully paid and non-assessable, and the delivery to Subscriber of the Shares delivered pursuant to this Agreement shall vest in it good and marketable title thereto, free of any and all liens, options, encumbrances, charges, third-party rights or claims of any nature whatsoever except for restrictions on transfers set forth herein or imposed by law.

                           (f) Disclosure. The Company is aware of no facts which lead it to believe that the Documents contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (g) Material Changes. Except as set forth in the Documents, or as otherwise contemplated herein, since June 30, 1999, there has been no Material Adverse


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         Change in the Company, and there has not been (i) any direct or indirect redemption, purchase or other acquisition by the Company of any shares of the Common Stock or (ii) declaration, setting aside or payment of any dividend or other distribution by the Company with respect of the Common Stock.

                           (h) No Commissions. In connection with the purchase of the Shares hereunder, the Company has agreed to pay the Placement Agent a placement fee (including cash and a warrant) and certain expenses relating to the transactions contemplated hereunder. Except for such placement fee and expenses, the Company has not incurred any other obligation for any finder's or broker's or agent's fees or commissions in connection with the sale of the Shares.

                           (i) Consents/Approvals. No consent, approval, waiver or other action by any Person under any Contract to which the Company is a party, or by which any of its properties or assets are bound, is required or necessary for the execution, delivery or performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, except where the failure to obtain such consents, filings, authorizations, approvals or waivers or make such filings would not have a Material Adverse Effect on the Company.

                           (j) SEC Reports and Nasdaq Compliance. Since December 19, 1997, the Company has made, in a timely fashion, all filings (the "SEC Reports") required to be made by it under the Exchange Act. The SEC Reports, when filed, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act and the securities laws, rules and regulations of any state and pursuant to any requirements of law. The SEC Reports, when filed, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company will use its best efforts to ensure its continued inclusion in, and the continued eligibility of the Common Stock for trading on, the Nasdaq National Market under all currently effective and currently proposed inclusion requirements prior to and after the Closing.

                           (k) Financial Statements. Each of the balance sheets included in the Documents (including any related notes and schedules) fairly presents in all material respects the financial position of the Company as of its date, and each of the other financial statements included in the Documents (including any related notes and schedules) fairly presents in all material respects the results of operations or other information therein of the Company for the periods or as of the dates therein set forth in accordance with GAAP consistently applied during the periods involved (except that the interim reports are subject to normal recording adjustments which might be required as a result of year-end audit and except as otherwise stated therein).

                  The Company represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Company otherwise notifies Subscriber prior to the Closing Date, shall be true and correct as of the Closing Date. The foregoing representations and


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warranties shall survive the Closing Date.

         4. Registration Rights.

                  4.1 Registration of Shares. As soon as practicable, but in any event no later than ten business days after the Closing Date, the Company will file a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended, with respect to all of the Shares (collectively, the "Subject Stock"), and the Company shall use its best efforts to cause such Registration Statement to become effective as soon as practicable after filing. In connection therewith, each holder of Shares (each, a "Holder") will provide in a timely manner all such information and materials pertaining to it as may be required in order to permit the Company to comply with all applicable requirements of the Commission and to obtain the acceleration of the effective date of the Registration Statement. In connection with such registration, the Company shall:

                           (a) keep the Registration Statement effective until the earliest of (i) when each Holder has sold its Subject Stock, (ii) two years following the effective date of the Registration Statement, or (iii) the date all of the Shares may be sold under Rule 144 under the Securities Act of 1933 without volume limitations;

                           (b) as expeditiously as possible furnish to each Holder such reasonable numbers of copies of the prospectus as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Subject Stock;

                           (c) as expeditiously as possible use its best efforts to register or qualify the Subject Stock under the securities or Blue Sky laws of such states as Subscriber shall reasonably request, provided, however, that the Company shall not be required in connection with this paragraph (c) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                           (d) pay all costs and expenses incident to registration hereunder, except as set forth in Section 4.2.

                  4.2 Holder's Fees. Each Holder shall pay any and all underwriters' discounts, brokerage fees and transfer taxes incident to the sale of the Subject Stock sold by such Holder pursuant to this Section and the fees and expenses of its counsel.

         5. Indemnification.

                  5.1 Indemnification Generally. The Company shall indemnify Subscriber from and against any and all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, attorneys' fees and expenses) or deficiencies resulting from any breach of a representation, warranty or covenant by the Company and all claims, charges, actions or proceedings incident to or arising out of the foregoing.


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                  5.2 Indemnification Relating to Registration Rights.

                           (a) With respect to any registration, qualification or compliance effected or to be effected pursuant to Section 4 of this Agreement, the Company shall indemnify each Holder of the Shares whose securities are included or are to be included therein, each of such Holder's directors and officers, each underwriter (as defined in the Securities Act) of the securities sold by such Holder (if any), and each Person who controls (within the meaning of the Securities Act) any such Holder or underwriter (a "Controlling Person") from and against all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, attorneys' fees and expenses) or deficiencies of any such Holder or any such underwriter or Controlling Person concerning:

                                     (i) any untrue statement (or alleged untrue
                  statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance;

                                    (ii) any omission (or alleged omission) to
                  state therein a material fact required to be stated therein or necessary to make a statement therein, in the light of the circumstances under which it was made, not misleading; or

                                   (iii) any violation by the Company of the
                  Securities Act or any rule or regulation promulgated thereunder applicable to the Company, or of any Blue Sky or other state securities laws or any rule or regulation promulgated thereunder applicable to the Company, in each case, relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and subject to Section 5.3 below will reimburse each such Person entitled to indemnity under this Section for all legal and other expenses reasonably incurred in connection with investigating or defending any such loss, damage, liability, claim, charge, action, proceeding, demand, judgment, settlement or deficiency; provided, however, that the foregoing indemnity and reimbursement obligation shall not be applicable to the extent that any such matter arises out of or is based on any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder or by or on behalf of such an underwriter specifically for use in such prospectus, offering circular or other document.

                           (b) With respect to any registration, qualification or compliance effected or to be effected pursuant to Section 4 of this Agreement, each Holder of the Shares whose securities are included or are to be included therein, shall indemnify the Company and each of the Company's directors, officers and Controlling Persons from and against all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, attorneys' fees and expenses) or deficiencies of the Company concerning:


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                                     (i) any untrue statement of a material fact
                  contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in such prospectus, offering circular or other document;

                                    (ii) any omission to state therein a
                  material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which it was made, not misleading which was occasion by reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in such prospectus, offering circular or other document; or

                                   (iii) any violation by such Holder of the
                  Securities Act or any rule or regulation promulgated thereunder applicable to the Company or such Holder or of any Blue Sky or other state securities laws or any rule or regulation promulgated thereunder applicable to such Holder, in each case, relating to any action or inaction required of such Holder in connection with any such registration, qualification or compliance, and subject to Section 5.3 below will reimburse the Company for all legal and other expenses reasonably incurred in connection with investigating or defending any such loss, damage, liability, claim, charge, action, proceeding, demand, judgment, settlement or deficiency; provided, however, that, the obligation of the Holder hereunder shall be limited to an amount equal to the proceeds to the Holder of the Shares sold as contemplated hereunder.

                  5.3 Indemnification Procedures. Each Person entitled to indemnification under this Section (an "Indemnified Party") shall give notice as promptly as reasonably practicable to each party required to provide indemnification under this Section (an "Indemnifying Party") of any action commenced against or by it in respect of which indemnity may be sought hereunder, but failure to so notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability that it may have otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party. Upon such notification, the Indemnifying Party shall assume the defense of such action if it is a claim brought by a third party, and after such assumption the Indemnified Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below. In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel satisfactory to such Indemnified Party in any such action or proceeding or (iii) the named parties in any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed by such Indemnifying Party), but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.

         6. Miscellaneous.

                  6.1 Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, change, discharge or termination is sought to be enforced.

                  6.2 Any notice, demand or other communication which any party hereby may be required or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein three business days after such deposit, or (b) delivered personally at such address. The Company's address for notices is set forth on the first page hereof, and the Subscriber's address for notices is set forth on the signature page.

                  6.3 This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

                  6.4 Except as otherwise provided herein, the agreement shall be binding upon and inure to the benefit of the parties and their successors, legal representatives and assigns.

                  6.5 This Agreement (including the Exhibits attached hereto) contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

                  6.6 This Agreement is not transferable or assignable by Subscriber except as may be provided herein.

                  6.7 This Agreement shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed in that State.

         IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed and delivered as of the date set forth below.

NAME OF SUBSCRIBER:                          ADDRESS FOR NOTICES (Please Print):

___________________________________          ___________________________________

                                             ___________________________________

SIGNATURE:                                   ___________________________________
                                             Attention:_________________________
By:________________________________          Telecopy:__________________________
   Name:
   Title:                                    Tax Identification #:______________

Exact Name to appear on Stock Certificate:   ___________________________________

Number of Shares Subscribed For:             ___________________________________

Aggregate Purchase Price (see Section 1.1):  $______________________

The Investor hereby provides the following additional information:

         (a) Excluding the shares of Common Stock subscribed for above, set forth below is the number of shares of Common Stock and options rights or warrants of Princeton Video Image, Inc. ("Options" and together with the Common Stock, "Securities") which Subscriber beneficially owns or of which Subscriber is the record owner on the date hereof. Please refer to the definition of beneficial ownership on Exhibit B attached hereto. If none, please so state.

Number of Shares:   ________________ (excluding the Shares subscribed for above)

Number of Options:  ________________

Number of Warrants: ________________

Please indicate by an asterisk (*) above if Subscriber disclaims "beneficial ownership" of any of the above listed Securities, and indicate in response to question (b) below who has beneficial ownership.

         (b) If Subscriber disclaims "beneficial ownership" in question (a), please furnish the following information with respect to the person(s) other than Subscriber who is the beneficial owner(s) of the Securities in question. If not applicable, please check box: ?

                  Name of Beneficial Owner:____________________________________
                  Relationship to Subscriber:__________________________________

                  Number of Securities Beneficially Owned:_____________________

                                            NAME OF SUBSCRIBER:________________

         (c) Are any of the Securities listed in response to question (a) the subject of a voting agreement, contract or other arrangement whereby others have voting control over, or any other interest in, any of Subscriber's Securities?

                                                             [ ] Yes      [ ] No

If the answer is "Yes", please give details:__________________________________.

         (d) Please describe each position, office or other material relationship which the Investor has had with the Company or any of its affiliates, including any Subsidiary of the Company, within the past three years. Please include a description of any loans or other indebtedness, and any contracts or other arrangements or transactions involving a material amount, payable by Subscriber to the Company or any of its affiliates, including its Subsidiaries, or by the Company or any of its affiliates, including its Subsidiaries, to Subscriber. "Affiliates" of the Company include its directors and executive officers, and any other person controlling or controlled by the Company. IF NONE, PLEASE SO STATE.

Answer:

         (e) Please provide the name and address of other person(s), if any, to whom any proxy statements, registration statements (including notice of effectiveness thereof), prospectuses or similar documents and information should be delivered by the Company on behalf of Subscriber in the future, with respect to Subscriber's shares:

         ____________________________             _____________________________
         ____________________________             _____________________________
         ____________________________             _____________________________
         ____________________________             _____________________________

         (f) Please advise of special stock certificate delivery requirements for closing, if any:

         (g) Please advise if a NASD member has placed with you the Shares being purchased hereunder: (Name of Member:) _________________________________________

================================================================================

ACCEPTED: PRINCETON VIDEO IMAGE, INC.

          By:_______________________________
             Name: Brown F Williams
             Title: Chairman of the Board

                                                                       EXHIBIT A


                                  RISK FACTORS

         Investment in the Company's common stock involves substantial risks, including those described below. You should purchase our common stock only if you can afford to lose your entire investment. You should carefully consider all of the information included in the Documents to evaluate us and our business. You should make this evaluation before deciding whether to purchase our common stock. You should understand that additional risks which we cannot predict at this time may have negative impact on us in the future. You should also understand that the risks discussed below might affect us more than or in a different manner than we now predict.

         Some of the information in the Documents and this Exhibit A may contain forward-looking statements. These statements can be identified by the use of forward-looking words such as "may," "will," "expect," "anticipate," "estimate," "continue" or other similar words. These statements discuss future expectations and projections of results of operations or of financial conditions. When considering these forward-looking statements, you should keep in mind the risk factors described below and other cautionary statements made in the Documents. These statements identify some of the factors that may cause actual results to differ from any projections contained in forward-looking statements. Important factors that may cause actual results to differ from projections include, for example:

         -        adverse economic conditions;

         - intense competition, including entry of new competitors and products;

         - adverse federal, state, local and foreign government regulation;

         -        inadequate capital to operate our business;

         -        unexpected costs and operating deficits;

         -        lower revenues than forecast;

         - inability to successfully market the L-VIS(TM) System to television viewers, advertisers, broadcasters and sporting events rights holders;

         - inability of third party sales forces to sell L-VIS System advertising;

         -        contractual restrictions on use of video insertion technology;

         -        risks associated with doing business in international markets;

         - seasonal fluctuations based upon the game schedules of each sport;

         -        manufacturing inexperience;

         -        challenges to our patent and proprietary technology;

         -        technological obsolescence of the L-VIS System;

         - inability to upgrade and develop software for use of the L-VIS System with new sports and other new uses;

         - dependence on a sole source of supply for some hardware components;

         - the possible fluctuation and volatility of our operating results and financial condition;

         -        adverse publicity and news coverage;

         -        loss of key employees, and

         - other specific risks shown in the Documents and this Exhibit A.

We do not promise to update forward-looking information or any other information to reflect actual results or changes in assumptions or other factors that could affect those statements.

WE MAY NOT GENERATE ENOUGH MONEY TO SUPPORT OUR BUSINESS OPERATIONS.

          Our operations relate to the development, introduction and marketing of the L-VIS System. The Company has built 37 L-VIS System units, of which approximately 25 units are in use or available for use by customers, potential customers or foreign marketing partners. We are now trying to convince advertisers, broadcasters and broadcast rights holders of the value of the L-VIS System. We are also trying to enter into contracts to generate enough revenue to meet our operating expenses. If we do not generate enough revenue, we will have to either raise additional money or substantially reduce the scale of our operations. We may not be able to raise additional money. We also may not succeed in reaching our business objectives. Our failure to do so would have a material adverse effect on our business, financial condition and the results of our operations.

WE HAVE A HISTORY OF OPERATING LOSSES AND EXPECT TO INCUR ADDITIONAL LOSSES.

         We have not made a profit in any period of operations since we began our business. We expect to lose money at least through calendar year 1999 due to the costs required to manufacture, market and enhance the L-VIS System. We incurred net losses of $5,730,661 for the fiscal year ended June 30, 1997, $9,128,374 for the fiscal year ended June 30, 1998, and $9,698,048 for the fiscal year ended June 30, 1999. We have earned only $1,222,213 during fiscal year ended June 30, 1999 through receipts from advertising use of the L-VIS System, contractual arrangements made with customers and license and royalty fees from the use of the L-VIS System.

         We may never earn a profit. Further, we may not be able to continue our operations. Our limited operating history makes the prediction of future operating results difficult or impossible. You should consider our prospects in light of the risks, expenses and difficulties frequently encountered by early stage companies, particularly companies in new or rapidly evolving markets.

WE MAY NOT BE ABLE TO SUCCESSFULLY MARKET THE L-VIS SYSTEM WHICH WILL ADVERSELY AFFECT OUR ABILITY TO RAISE REVENUES.

         We expect to derive almost all of our revenues from the operation of the L-VIS System. We intend to spend additional money to hire more sales and marketing personnel and on making the product more market friendly. Any benefits from the expansion may take one year or longer. We will lose more money if sales do not increase in proportion to the increase in expenses. Our expansion will depend on, among other things, our ability to identify markets, to manage growth, and to hire and retain skilled personnel. Our failure to successfully market the L-VIS System would have a material adverse effect on our business, financial condition and the results of our operations. Our ability to market successfully the L-VIS System will depend upon its acceptance by at least four groups: television viewers, advertisers, broadcasters and broadcast rights holders. To date, only a few broadcasters, broadcast rights holders and advertisers have agreed to use the

L-VIS System. No data exists about television viewers' reactions to the L-VIS System. However, some press coverage of our technology has raised concerns about its desirability and potential misuse. For instance, one article described inserted advertising images as subliminal advertising. The technology has also been described as allowing unethical tampering with a television picture. Others have complained that television viewers will see too many advertisements. We may not be able to combat successfully any negative publicity about inserted advertising. We may not be able to maintain or increase our commercial arrangements. The failure of any one or more of the four groups to accept the L-VIS System may prevent us from successfully marketing the L-VIS System. That result could cause the holders of our common stock to lose their entire investment.

WE MAY NOT BE ABLE TO PROTECT OUR PROPRIETARY RIGHTS AND THERE CAN BE NO ASSURANCE THAT THESE RIGHTS ARE SUFFICIENT TO PROTECT OUR TECHNOLOGY; INFRINGEMENT ACTIONS.

         We must maintain the proprietary nature of our technology to compete effectively. We have been assigned five issued United States patents and three allowed European patents. We have licensed several other patented technologies from third parties and we have filed applications for a number of patents in the United States and abroad. However, the degree of protection offered by these patents is not certain and the pending patents may not be issued. Any patents issued to us or our licensors in a foreign country may provide less protection than provided in the United States. Competitors may obtain patents that interfere with our ability to make L-VIS System units and to market the L-VIS System. Competitors may intentionally infringe our patents. Competitors or strategic partners may copy or independently develop technologies that are the same or similar to our technologies.

         Our patents may be challenged in court proceedings. There has been no court test of our patents or patent applications. We are aware of other companies that have patents or patent applications relating to video insertion technology. Other companies may claim that we infringe their patents or rights. These companies may infringe our patents. In June 1999, we sued Scidel USA, Ltd. for patent infringement. Scidel has responded by denying ours claims and alleging that the our patents are invalid. In September 1999, we filed a request with the United States Patent and Trademark Office to correct the ownership of US Patent 5,917,553, licensed to Sportvision, Inc. On October 5, 1999, we were advised that Sportvision had sued us for infringement of the same patent. While, as of the date of preparation of the Agreement, we have not received or reviewed the lawsuit, we believe that Sportvision has no legitimate claim.

         Patent litigation involves complex legal and factual issues. The outcome of such actions are highly uncertain. In addition, patent litigation involves considerable costs. We cannot assure you that we do not or will not infringe the patent or intellectual property rights of another company. If we lose a patent infringement action, we may be required to pay a significant amount of money or to stop selling our products. We may also need to license disputed technology from another company, if possible. If our patents are successfully challenged, our business, financial condition and the results of our operations will be adversely affected.

         We also rely on unpatented trade secrets, improvements and proprietary technology. Others may copy or independently develop similar technology or gain access to our technology. We require our employees and some third parties to enter into confidentiality agreements. We also use copyright, trademark and trade secret protection. These steps may not protect our trade secrets, know-how or other proprietary information.

WE MAY NOT BE ABLE TO RETAIN OUR KEY PERSONNEL OR HIRE ADDITIONAL PERSONNEL.

         We depend on a number of key technical and management employees, including:

         -        Brown F Williams, our Co-Founder and Chairman of the Board;

         -        Dennis P. Wilkinson, our President and Chief Executive
                  Officer;

         -        Samuel A. McCleery, our Vice President, Business Development;

         - Lawrence L. Epstein, our Vice President of Finance, Chief Financial Officer and Treasurer; and

         -        Paul Slagle, our Vice President of Sales and Marketing

         If one or more of these individuals leaves us, our ability to conduct operations may be materially and negatively affected. Our success depends on our ability to attract and retain qualified financial, technical, marketing and other management personnel. We face competition for this personnel. We have employment agreements with Messrs. Williams, Wilkinson, McCleery, Epstein and Slagle. We have obtained key man life insurance on the life of Mr. Williams for $2 million and on the life of Mr. McCleery for $1 million. Although our employees sign confidentiality and non-competition agreements, our key personnel might leave us and work for a competitor. We also rely on consultants to assist us in research and development strategy. Our consultants are employed by third parties and may have commitments to others that may limit their availability.

OUR DEPENDENCE ON THIRD PARTY SALES FORCES MAY ADVERSELY AFFECT ADVERTISING REVENUES.

         Under many of our contracts, the broadcast rights holders market and sell the L-VIS System advertising. We typically receive a percentage of the advertising revenues earned by the broadcast rights holders. The broadcast rights holders may not be successful in selling L-VIS System advertising. If the broadcast rights holders are unable to enter into arrangements with a substantial number of advertisers, their failure will have a material adverse effect on our business, financial condition and the results of our operations.

USE OF THE L-VIS SYSTEM MAY BE RESTRICTED BY AGREEMENTS WHICH WILL AFFECT OUR ABILITY TO EARN REVENUES.

         Agreements among advertisers, sponsors, syndicators, promoters, broadcasters and cable operators may include provisions that restrict the use of video insertion technology in television broadcasts. These restrictions may have a material adverse effect on our business, financial condition and the results of our operations. Businesses might not enter into amendments of these agreements to help us. We believe that one manufacturer of scrolling billboards used in stadiums has included these restrictions in its contracts.

OUR INTERNATIONAL MARKETING PLANS MAY BE ADVERSELY AFFECTED BY INTERNATIONAL BUSINESS CONDITIONS, INCLUDING FOREIGN MARKETS AND REGULATORY REQUIREMENTS.

         We plan to continue to market the L-VIS System outside the United States through agreements with others. We may not succeed in creating a material business internationally. We have granted some parties exclusive rights to territories or specific sporting events which means that we must rely on their success in these areas. Their failure could have a material adverse effect on our business, financial condition and the results of our operations.

         Furthermore, there are some risks inherent in doing business in international markets, such as:

         -        unexpected changes in regulatory requirements;

         -        tariffs and other trade barriers;

         -        difficulties in staffing and managing foreign operations;

         -        political instability;

         -        fluctuations in currency exchange rates;

         -        reduced protection for intellectual property rights;

         - seasonal reductions in business activity during the summer months; and

         -        adverse tax consequences.

Any of these or other risks inherent in doing business in international markets could have a material adverse impact upon the success of our international operations and thus could have a material adverse effect on our business, financial condition and the results of our operations.

THE SEASONALITY OF SPORTS MAY CAUSE FLUCTUATIONS IN OUR REVENUES.

         If we are unsuccessful in expanding the market for use of the L-VIS System beyond a limited number of sports, our revenues will fluctuate seasonally based upon the game schedules associated with each of these sports.

TECHNICAL UNCERTAINTIES RELATING TO THE OPERATION OF THE L-VIS SYSTEM COULD LIMIT ITS USE.

         The L-VIS System can only be used for some sports under limited circumstances. We must have the cooperation of the broadcaster to obtain acceptable results. The L-VIS System has been operated mainly by our personnel and operators trained by us. We will have to develop additional software and hardware and train personnel to achieve wider use. Future operational difficulties of the L-VIS System could increase the cost of, or delay implementation of, our business plan which, in turn, could materially adversely affect our success.

OUR FAILURE TO KEEP PACE WITH TECHNOLOGICAL CHANGES AND CUSTOMER PREFERENCES WOULD HAVE A MATERIAL ADVERSE EFFECT ON OUR BUSINESS.

         We operate in a rapidly developing commercial and technological environment. Our success will depend in part upon our ability to develop product enhancements that keep pace with continuing changes in technology and customer preferences. Our failure to develop product enhancements on a timely basis would have a material adverse effect on our business, financial condition and the results of our operations. The video, electronics, data processing, broadcast television and cable television industries are changing rapidly due to, among other things, technological improvements, consolidations of companies and changes in consumer preferences and customs. In particular, the live video image insertion market is new and undeveloped. We anticipate that as the market develops, it will be affected by technological change and product improvements. Changes in industry broadcast standards may adversely affect our competitive position.

WE HAVE LIMITED EXPERIENCE IN MANUFACTURING THE L-VIS SYSTEM IN COMMERCIAL QUANTITIES.

         We have limited experience in manufacturing L-VIS System units in large quantities for commercial purposes. Our current modest manufacturing facilities are designed to meet the current demand for use of the L-VIS System. We will have to redesign our manufacturing facilities if we are able to develop a substantially larger market for use of the L-VIS System. Any manufacturing difficulties and any cost increases may materially adversely affect our profit margin, if any, on the sale, lease or use of future L-VIS System units. Manufacturing difficulties and cost increases may also affect our ability to develop and deliver L-VIS System units on a timely basis. We believe that the eventual manufacturing cost of L-VIS System units will be based upon the cost of the components of the L-VIS System units purchased from the manufacturers of these components and the cost of the digital signal processing circuits used to perform identification, recognition and insertion functions which we produce. As we increase our product development activities, we may find it desirable to enter into contracts to have outside parties manufacture the L-VIS System units. Any increased reliance on outside parties will require that we devote additional resources to monitoring operations, controlling costs and maintaining effective quality, inventory and service controls.

OUR DEPENDENCE ON A SOLE SUPPLIER OF SOME HARDWARE COMPONENTS MAY DELAY MANUFACTURING OR REQUIRE REDESIGN OF THE L-VIS SYSTEM.

         We depend upon a single supplier, Lucent Technologies, for some hardware components. Although these hardware components are stock items, Lucent may decide to stop selling them. We do not have an agreement with Lucent. If we cannot get hardware components on a timely basis or if we have to pay substantially more for them, we will have to find other sources for similar components. This would require a redesign of some of our systems and our business, financial condition and the results of our operations may be materially adversely affected.

WE FACE INTENSE COMPETITION FROM COMPANIES INVOLVED WITH VIDEO INSERTION TECHNOLOGY AND FROM COMPANIES INVOLVED WITH TRADITIONAL ADVERTISING.

         Competition may have a material adverse effect on our business, financial condition and the results of our operations. The market for electronic video insertion technology is new and evolving. We are aware of three competitors with video technologies used for advertising: Symah Vision-SA, Orad Hi Tech Systems, Ltd. and Scidel Technologies, Ltd. Orad is partly owned by ISL, a Swiss sports-marketing firm. We recently expanded the services we offer to include, for a fee, the electronic insertion of visual aids in live sporting events, such as a virtual first-down marker in live television broadcasts of football games. We are aware that another U.S. company, Sportvision, Inc., is also in the business of inserting visual aids in live sporting events. If the market for electronic video insertion technology grows, we also expect substantial competition from established broadcast businesses. These broadcast businesses have greater resources and more highly skilled individuals than we do. Many potential competitors could gain significant market share due to their greater name recognition and more extensive customer bases. These competitors may be able to:

         -        produce a product superior to ours;

         -        undertake more extensive promotional activities than ours;

         -        offer more attractive terms to customers than we do; and

         -        adopt more aggressive pricing policies than we have.

         The L-VIS System competes with advertisers' use of traditional 30-second advertising spots. These 30-second advertising spots are the standard in the television advertising industry. The L-VIS System also competes with advertisers' use of conventional billboard products, including advertising placed on playing surfaces, such as outfield walls, football fields and ice hockey rinks and scrolling billboards. Scrolling billboards are physically located at the site of an event and can display a series of different advertisements during an event. Scrolling billboards can achieve an effect similar to the L-VIS System for the television viewing audience in some circumstances.

         We expect to generate revenue primarily by causing existing advertisers and sponsors to use the L-VIS System and by attracting new advertisers and sponsors to the advertising and sponsorship market. However, existing advertisers may be reluctant to use a new technology. Advertisers may not believe that their sales will increase as a result of the use of our technology. The competition is likely to be more intense where we are competing for television advertising and sponsorship dollars that are currently spent on traditional media, such as 30-second spots or scrolling billboards. We need the cooperation of the sponsorship advertising sales departments of team owners, other rights holders and broadcasters. We rely on these entities for the sale of our products to advertisers, but they may have incentives to sell alternative advertising or sponsorship inventory rather than our services. This will have a material adverse effect on our business, financial condition and the results of our operations.

DOMESTIC AND FOREIGN REGULATIONS MAY RESTRICT THE USE OF THE L-VIS SYSTEM.

         We believe that no federal or state regulations directly restrict the use of the L-VIS System. There are existing regulations imposed on broadcasters, which may require disclosure that the L-VIS System is being used in a particular broadcast. There may be regulations or restrictions in the future which adversely affect the use of the L-VIS System. These regulations or restrictions could have a material adverse effect on our business, financial condition and the results of our operations.

         Regulatory agencies in foreign jurisdictions may have adopted, or may adopt in the future, regulations or restrictions affecting the use of the L-VIS System. The adoption of these regulations or restrictions may reduce or eliminate the market for our products in any country where these regulations or restrictions are adopted. This would have a material adverse effect on our business, financial condition and the results of our operations.

WE MAY NOT BE ABLE TO OBTAIN ADDITIONAL FINANCING THAT WE MAY NEED TO SUPPORT OUR FUTURE OPERATIONS.

         In the future we may need to raise money for our operations if we do not generate enough revenues. We may not be able to obtain additional financing on acceptable terms, or at all. If we cannot raise money, our business, financial condition and the results of our operations will be adversely affected.

         We intend to use the net proceeds from this offering, our cash flow from operations and our borrowings to support operations. Our need for money may be affected by market changes or changes in our business. In addition, our required payments for some electronic imaging rights total $2,000,000 for the two fiscal years ending June 30, 2000. We may need to raise money earlier than expected to expand, develop or enhance products, respond to competition or acquire businesses. Our need for money will also depend on:

         -        the size of our research and development programs;

         -        the cost of our manufacturing and marketing activities;

         -        our ability to market products successfully;

         -        the length of time required to collect accounts receivable;
                  and

         - the need to address competing technological and market developments.

         If we raise money by selling stock or convertible debt securities, shareholders could experience substantial dilution. In addition, the securities could have greater rights, preferences and privileges than you have as a holder of our common stock. If we cannot generate sufficient revenues or raise money, we will be required to reduce growth to a level that can be supported by internally generated cash flow.

THIRD PARTY AGREEMENTS MAY PROHIBIT USE OF THE L-VIS SYSTEM.

         The broadcast of a sporting event is governed by agreements among the applicable teams, leagues, broadcasters and the sports federation, if any. Impediments to use of the L-VIS System during the broadcast of the sporting events covered by any of these agreements could have a material adverse effect on our business, financial condition and the results of our operations. In many instances, these agreements provide that different persons control the copyrights to the broadcasts in differing circumstances, for instance, regular season play versus playoffs. Agreements often govern permitted forms of advertising and modifications to the broadcast. Use of live video insertion technology is not specifically discussed in some existing agreements. Under these circumstances it is not clear whose permission must be obtained to use the L-VIS System. If the L-VIS System is used without the permission of the appropriate parties, the use of the L-VIS System can be challenged. The defense and prosecution of copyright suits is both costly and time-consuming. Current broadcast copyright holders might not agree to amend current agreements on terms acceptable to us.

WE MAY BE REMOVED FROM THE NASDAQ NATIONAL MARKET IF WE FAIL TO MEET CERTAIN MAINTENANCE CRITERIA AND THE MARKET FOR OUR COMMON STOCK COULD BE ADVERSELY AFFECTED IF WE BECOME GOVERNED BY REGULATIONS GOVERNING LOW PRICE STOCKS.

         Our common stock is quoted on the Nasdaq National Market. The continued listing of our common stock is conditioned upon our meeting certain asset, stock price and other criteria. If we fail any listing criteria, our common stock may be delisted. The effects of delisting include limited news coverage and the limited release of the market prices of our common stock. Delisting may diminish investors' interest in our common stock, restrict the trading market and reduce the price for our common stock. Delisting may also restrict us from issuing additional securities or securing additional financing.

         Companies with low price stocks are governed by additional federal and state regulatory requirements and could lose an effective trading market for their stock. For instance, if our common stock is delisted from the Nasdaq National Market and the trading price of our common stock is less than $5.00 per share, our common stock could be governed by Rule 15g-9 under the Securities Exchange Act of 1934. This rule requires that broker-dealers satisfy special sales practice requirements before any transaction, including suitability determinations and receiving any purchaser's written consent. The additional burdens imposed upon broker-dealers may discourage broker-dealers from effecting transactions in our common stock. This would reduce the liquidity of our common stock. If these rules become applicable to our common stock, they could have a material adverse effect on the trading market for our common stock. In addition, our common stock could be deemed "penny stock" under the Securities Enforcement and Penny Stock Reform Act of 1990. If this occurs, additional disclosure will be required if you wish to make a trade in our common stock. The disclosure includes the delivery of a disclosure schedule explaining the nature and risks of the penny stock market. These requirements could severely limit the liquidity of our common stock and the ability of purchasers to sell their shares of our common stock in the secondary market.

FUTURE SALES OF OUR COMMON STOCK IN THE PUBLIC MARKET COULD ADVERSELY AFFECT OUR STOCK PRICE AND OUR ABILITY TO RAISE FUNDS IN NEW STOCK OFFERINGS.

         The market price of our common stock could drop as a result of sales of a large number of shares of our common stock in the marketplace, or the perception that the sales could occur.

These factors could also make it more difficult for us to raise money through future offerings of securities.

         8,213,805 shares of our common stock were outstanding on September 10, 1999. Of these shares, 4,600,000 were sold through our initial public offering and are freely transferable under the Securities Act of 1933. An additional 415,000 shares of our common stock are issuable upon exercise of some warrants and will be freely transferable pursuant to a registration statement on Form S-3, filed by the Company with the SEC. which were previously registered. 777,130 shares are also issuable upon exercise of other outstanding warrants and will be "restricted securities" as defined under Rule 144 under the Securities Act. Finally, the 2,160,000 shares of our common stock which may be issued under our 1993 Amended Stock Option Plan have been registered by us by filing a registration statement on Form S-8 with the Securities and Exchange Commission.

         "Restricted securities" may be sold only under Rule 144 or under an effective registration statement under the Securities Act or an exemption from the registration requirement. As of September 30, 1999, almost all shares of our outstanding common stock were eligible for resale under Rule 144, including Rule 144(k).

         We granted some demand and piggyback registration rights to the holders of 3,583,652 shares of our common stock and to the holders of warrants exercisable for an aggregate of 1,192,130 shares of our common stock, including the 400,000 shares underlying the warrants held by the representatives of the several underwriters of our initial public offering. These registration rights require us to register under the Securities Act those shares of our common stock and the shares of our common stock issuable upon exercise of the warrants. If the holders, by exercising their registration rights, cause a large number of shares to be registered and sold in the public market, the sales could have a material adverse effect on the market price for our common stock.

THE PRICE OF OUR COMMON STOCK MAY BE HIGHLY VOLATILE.

         The market prices of equity securities of technology companies have experienced substantial price volatility in recent years for reasons both related and unrelated to the individual performance of specific companies. Accordingly, the market price of our common stock may be highly volatile. Factors such as announcements by us or our competitors concerning the following matters may have a significant impact on the market price of our common stock and could cause it to fluctuate substantially:

         -        products;

         -        patents and technology;

         -        governmental regulatory actions;

         -        events affecting technology companies generally; and

         -        general market conditions.

         In addition, there are a relatively small number of shares of our common stock trading publicly. Accordingly, stockholders may experience difficulty selling or otherwise disposing of shares of our common stock at favorable prices, or at all.

OUR OFFICERS, DIRECTORS AND EXISTING 5% SHAREHOLDERS HAVE SIGNIFICANT INFLUENCE OVER OUR AFFAIRS AND MAY DELAY OR PREVENT A CHANGE IN CONTROL OF OUR COMPANY.

         As of December 31, 1998, our executive officers and directors, together with entities affiliated with these individuals, and other holders of five percent or more of our outstanding capital stock beneficially owned over 30% of our common stock, assuming the exercise of all vested stock options and warrants. Effectively, these shareholders will be able to elect a majority of our directors, will have the voting power to approve all matters requiring shareholder approval and will continue to have significant influence over our affairs. This concentration of ownership could have the effect of delaying or preventing a change in control of our company. As of December 31, 1998, Allen & Company Incorporated was the beneficial owner of 12.1% of our common stock. Enrique F. Senior, one of our directors, is an Executive Vice President and Managing Director of Allen & Company Incorporated and as such may be deemed to be the beneficial owner of 12.3% of our common stock, which includes the shares of our common stock beneficially owned by Allen & Company Incorporated. These factors could lead to conflicts of interest between us, on the one hand, and Allen & Company Incorporated and/or Mr. Senior, on the other hand. In the event any conflict of interest arises between us and Allen & Company Incorporated or Mr. Senior in the future, we intend that the issue will be resolved by a majority of directors who do not have a personal interest in the issue.

         We issued a total of 262,000 shares of our common stock, or 3.2% of the shares of our common stock outstanding on December 31, 1998, to Brown F Williams and Samuel A. McCleery as a result of the exercise of warrants in July 1997. The total number of shares issued to these individuals was in exchange for promissory notes. In December 1997 we lent money to Mr. Williams and Mr. McCleery to allow them to pay the tax liabilities they each incurred as a result of the exercise of their warrants in July 1997. They executed additional promissory notes in December 1997 for these loans. All of these promissory notes were outstanding as of December 31, 1998. Mr. Williams and Mr. McCleery have significant influence over our affairs. Among other effects, this influence could result in a delay of payment by Mr. Williams and Mr. McCleery to us.

OUR ABILITY TO UTILIZE OUR INCOME TAX LOSS CARRYFORWARDS TO OFFSET POSSIBLE FUTURE CORPORATE INCOME WILL BE SEVERELY LIMITED BY THE INTERNAL REVENUE CODE.

         As a result of our initial public offering of our common stock in December 1997, we underwent an additional "ownership change" within the meaning of Section 382 of the Internal Revenue Code of 1986. Under Section 382 of the Internal Revenue Code, upon undergoing the ownership change, our right to use existing net operating loss carryforwards is limited during each future year to a percentage of the fair market value of our outstanding capital stock immediately before the ownership change. If other ownership changes have occurred before this ownership change, we may be further limited in using the losses. As of June 30, 1999, we had net operating loss carryforwards for federal income tax purposes of approximately $30,311,000.

These net operating loss carryforwards expire in the years 2006 through 2019. The timing and manner in which we may use the net operating loss carryforwards to offset possible future corporate income will be severely limited by Section 382 of the Internal Revenue Code.

OUR ISSUANCE OF PREFERRED STOCK AND THE NEW JERSEY SHAREHOLDER PROTECTION ACT COULD ADVERSELY AFFECT THE VALUE OF OUR COMMON STOCK.

         Our board of directors may issue up to 1,000,000 shares of our preferred stock in one or more series and may determine the price, rights, preferences and privileges of those shares without any further vote or action by our shareholders. We may issue up to 167,000 shares of our Series A Preferred Stock and 93,300 shares of our Series B Preferred Stock. As of June 30, 1999, 67,600 shares of our Series A Preferred Stock were outstanding and 86,041 shares of our Series B Preferred Stock were outstanding. As a holder of our common stock, you may be negatively affected by the rights of the holders of our preferred stock. The issuance of additional shares of our preferred stock would provide flexibility for possible acquisitions and other corporate purposes. However, our preferred stock can also be used to delay, defer or prevent a change in control and, thus, entrench our existing management. We are governed by the anti-takeover provisions of the New Jersey Shareholder Protection Act. This act restricts certain business combinations with interested shareholders for five years following the date the person becomes an interested shareholder, unless the board of directors approves the business combination. These provisions could adversely affect the value of our common stock since they delay and deter unsolicited takeover attempts.

IF THE COMPUTER SYSTEMS WE RELY UPON ARE NOT YEAR 2000 COMPLIANT, OUR BUSINESS COULD BE NEGATIVELY IMPACTED.

         Many currently installed computer systems and software products are coded to accept only two digit entries in the date code field. Beginning in the year 2000, these date code fields need to recognize four digit entries to identify correctly dates in the 21st century. If not corrected, many computer applications could fail or create erroneous results at the year 2000. To the extent that all internal and external systems and services relating to our operations, including, but not limited to, all computer hardware and software systems, both those produced by us and those produced by others for our use, the systems of our suppliers, significant third party vendors and broadcasters, and our own internal information systems, databases and programs are not year 2000 compliant, our planned operations could be significantly disrupted. This could have a material adverse effect on our business, financial condition and planned results of operations. Further, to the extent that, while becoming year 2000 compliant, there are failures by governmental agencies causing delays in approval of new products or sales of approved products, failures in global banking systems and capital markets, failures by public and private utility companies supplying services to us, or failures in identifying critical systems within our company, these failures could have a material adverse effect on our business, financial condition and planned results of operations.

                                                                       EXHIBIT B


                                  Regulation M

                                                                       EXHIBIT C

Explanation of "BENEFICIAL OWNERSHIP"

         Securities that are subject to a power to vote or dispose are deemed beneficially owned by the person who holds such power, directly or indirectly. This means that the same securities may be deemed beneficially owned by more than one person, if such power is shared. In addition, the beneficial ownership rules provide that shares which may be acquired upon exercise of an option or warrant, or which may be acquired upon the termination of a trust, discretionary account or similar arrangement, which can be effected within a period of 60 days from the date of determination, are deemed to be "beneficially" owned. Furthermore, shares that are subject to rights or powers even though such rights or powers to acquire are not exercisable within the 60-day period may also be deemed to be beneficially owned if the rights or powers were acquired "with the purpose or effect of changing or influencing the control of the issuer or in connection with or as a participant in any transaction having such purpose or effect."

         In determining whether securities are "beneficially owned," benefits which are substantially equivalent to those of ownership by virtue of any contract, understanding, relationship, agreement or other arrangement should cause the securities to be listed as "beneficially owned."

         Thus, for example, securities held for a person's benefit in the name of others or in the name of any estate or trust in which such person may be interested should also be listed. Securities held by a person's spouse, children or other members of such person's family who are such person's dependents or who live in such person's household should be listed as "beneficially owned" unless such person does not enjoy benefits equivalent to those of ownership with respect to such securities.

         If a person has a proprietary or beneficial interest in a controlled corporation, partnership, personal holding company, trust or estate which owns of record or beneficially any securities, such person should state the amount of such securities owned by such controlled corporation, partnership, personal holding company, trust or estate in lieu of allocating such person's proprietary interest, and by note or otherwise, please indicate that. In any case, the name of the controlled corporation, partnership, personal holding company, or estate must be stated.

         In all cases the nature of the beneficial ownership should be stated.